BILL OF SALE

                                       AND

                             ASSIGNMENT OF INTEREST



         For good and valuable consideration, and pursuant to that certain Purchase and Sale Agreement dated as of February 11, 2003 (the "Purchase Agreement"), by and between Special Equity IV, L.P., a Delaware limited partnership ("SEIVLP") and IQ Biometrix, Inc., a Delaware corporation ("IQB"), SEIVLP hereby irrevocably and unconditionally sells, conveys, transfers, assigns and delivers to IQB, its successors and assigns forever to its and their own use, all legal, beneficial and other right, title and interest of SEIVLP in and to the Purchased Assets including (i) the Loan, (ii) the Note, any applicable UCC Financing Statements, intercreditor agreements, and the like (collectively, the "Documents"), copies of which are attached as Exhibit A hereto, (ii) the Claims and (iii) the Records (collectively the Documents, the Claims and the Records are referred to herein as the "Transferred Assets"), free and clear of the liens of SEIVLP. Unless defined herein, capitalized terms shall have the meanings attributed to them under the Purchase Agreement.

         Subject at all times to the terms and conditions of the Purchase Agreement, SEIVLP, for itself and its successors and assigns, hereby covenants and agrees that, without further consideration, at any time and from time to time after the date hereof upon the request of IQB, it will execute and deliver to IQB such further instruments of sale, conveyance, assignment and transfer, and take such other action as IQB may request in order to effectively sell, convey, assign, transfer and deliver all of the Transferred Assets.

         Subject at all times to the terms and conditions of the Purchase Agreement, SEIVLP represents and warrants that: (a) SEIVLP is hereby conveying all of its right, title and interest in and to the Transferred Assets to IQB and
(b) SEIVLP has full power and authority (corporate and otherwise) to (i) execute and deliver this Bill of Sale and to perform its obligations hereunder, and (ii) sell and transfer SEIVLP's interest in the Transferred Assets free and clear of any mortgage, pledge, lien, encumbrance, charge or other security interest created by or through SEIVLP.

         Upon the Closing Date, this Bill of Sale, and SEIVLP's sale, conveyance, transfer, and assignment of the Transferred Assets as provided herein, shall automatically become immediately and fully effective without further action of any party.

         This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of February 11, 2003.

                                         SPECIAL EQUITY IV, L.P.


                                         By:
                                         ---------------------------------------

                                         Name:
                                         --------------------------------------

                                         Title:
                                         -------------------------------------


                                         Acknowledged and Agreed:





                                          By:
                                         ---------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:



























                        [Signature Page to Bill of Sale]